Exhibit 99.1

                         Blair Management Services, Inc
                          d/b/a Blair Technology Group
                            Condensed Balance Sheets


                                                    (Unaudited)
                                                      12/31/04        9/30/05
----------------------------------------------      -----------    -----------
ASSETS

CURRENT ASSETS

   Cash and cash equivalents                        $   415,828     $   528,647
   Accounts receivable                                  471,899         612,610
   Prepaid expenses                                      58,348         115,640
                                                    -----------     -----------
      TOTAL CURRENT ASSETS                              946,075       1,256,897
                                                    -----------     -----------

PROPERTY AND EQUIPMENT, NET                             102,091         115,330

OTHER ASSETS
   Commissions and royalties receivable                   6,052          32,329
   Research and development costs, net                    3,084           6,684
   Deposits                                               6,340           6,340
                                                    -----------     -----------
      TOTAL OTHER ASSETS                                 15,476          45,353
                                                    -----------     -----------
TOTAL ASSETS                                        $ 1,063,642     $ 1,417,580

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable and accrued expenses            $   116,084     $    39,470
   Accrued salaries and related liabilities              73,285          61,585
   Deferred revenue                                      57,329         136,977
   Income taxes payable                                  18,970          23,866
                                                    -----------     -----------
      TOTAL CURRENT LIABILITIES                         265,668         261,898
                                                    -----------     -----------
STOCKHOLDERS' EQUITY
   Common stock, no par value, 1,000 shares
     authorized, 300 shares issued and
     Outstanding                                             65              65
   Additional paid-in-capital                           128,756         128,756
   Retained earnings                                    672,809       1,030,517
   Treasury stock, 150 shares at cost                    (3,656)         (3,656)
                                                    -----------     -----------
      TOTAL STOCKHOLDERS' EQUITY                        797,974       1,155,682
                                                    -----------     -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $ 1,063,642     $ 1,417,580


The accompanying Notes to Condensed Financial Statements are an integral part of these financial statements.

                         Blair Management Services, Inc
                          d/b/a Blair Technology Group
                       Condensed Statements of Operations
                                   (Unaudited)


Nine months ended September 30,                    2005                2004
-----------------------------------------     ------------        ------------

Contract revenues                             $  2,477,250        $  3,515,493

Cost of revenues                                 1,707,205           2,354,859
                                              ------------        ------------
Gross Margin                                       770,045           1,160,634

Selling, general and administrative                853,288             799,101
                                              ------------        ------------
Income (loss) from operations                      (83,243)            361,533


Interest income                                      7,141               6,278
Other income (expense)                              (4,092)                 --
                                              ------------        ------------
Net income (loss) before income taxes              (80,194)            367,811


Provision for income taxes                          12,515              23,422
                                              ------------        ------------
Net income (loss)                                  (92,709)            344,389


The accompanying Notes to Condensed Financial Statements are an integral part of these financial statements.

                         Blair Management Services, Inc
                          d/b/a Blair Technology Group
                       Condensed Statements of Cash Flows
                                   (Unaudited)

 Nine months ended September 30,                           2005          2004
-----------------------------------                      ---------    ---------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                      $ (92,709)   $ 344,389

  ADJUSTMENT TO RECONCILE NET INCOME (LOSS) TO NET
  CASH PROVIDED BY OPERATING ACTIVITIES:
  Depreciation and amortization                             33,476       33,750

  (INCREASE) DECREASE IN
    Accounts receivable                                    140,711     (108,837)
    Prepaid expenses                                        57,292       56,708
    Other assets                                            26,277        7,283

  (DECREASE) INCREASE IN
    Accounts payable and accrued expenses                   76,614       71,719
    Accrued salaries and related liabilities                11,700       29,626
    Deferred revenue                                       (79,648)      41,482
    Income tax payable                                      (4,896)      (7,436)
                                                         ---------    ---------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                168,817      468,684
                                                         ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                      (16,637)      (3,208)
                                                         ---------    ---------
   NET CASH USED IN INVESTING ACTIVITIES                   (16,637)      (3,208)
                                                         ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
   Distributions to stockholders                          (264,999)    (315,000)
                                                         ---------    ---------
   NET CASH USED IN FINANCING ACTIVITIES                  (264,999)    (315,000)
                                                         ---------    ---------

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS      (112,819)     150,476

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD             528,647      420,108
                                                         ---------    ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                   415,828      570,584


The accompanying Notes to Condensed Financial Statements are an integral part of these financial statements.

                         Blair Management Services, Inc

                          Notes to Financial Statements

1. Organization and Significant Accounting Policies

Blair Technology Group ("Blair") was incorporated in the Commonwealth of Pennsylvania on January 6, 1992. Blair's principal business is the provision of information technology consulting and staffing services. The information technology group of Blair specializes in web enabled business continuity planning, technology utilization reviews, strategic technology planning, network design, network installation, network security and objective third-party system selection and implementation. The staffing services group specializes in information technology staffing for its client's permanent and contract needs. Blair operates primarily in the mid-Atlantic region of the United States.

The consolidated condensed financial statements included herein have been prepared without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations; however, the registrant believes that the disclosures are adequate to make the information presented not misleading. The registrant recommends that you read the condensed consolidated financial statements in conjunction with Blair's financial statements and related notes included in Exhibit 99.2 for the fiscal year ended December 31, 2004 and 2003.

In the opinion of the registrant, the accompanying financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of Blair at September 30, 2005 and December 31, 2004, its results of operations for the nine months ended September 30, 2005 and September 30, 2004, and its cash flows for the nine months ended September 30, 2005 and September 30, 2004.

Description of Critical Accounting Policies

The preparation of these consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.

Management routinely makes judgments and estimates about the effects of matters that are inherently uncertain. As the number of variables and assumptions affecting the probable future resolution of the uncertainties increase, these judgments become even more subjective and complex. We have identified certain accounting policies, described below, that are the most important to the portrayal of Blair's current financial condition and results of operations.

Use of Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. On an ongoing basis, management evaluates its estimates including those related to contingent liabilities, revenue recognition, and other intangible assets. Management bases its estimates on historical experience and on various other factors that are believed to be reasonable at the time the estimates are made.

Revenue Recognition

Revenues from time and materials contracts are recognized as costs are incurred at amounts represented by the agreed-upon billing amounts.

Fixed price contracts involve specific service performance throughout a period. Revenues on fixed price contracts that provide for Blair to render services throughout a period are recognized as earned according to contract terms as service is provided. In certain arrangements, Blair enters into contracts that include the delivery of a combination of two or more of its service offerings. Such contracts are divided into separate units of accounting and revenue is recognized separately, and in accordance with, Blair's revenue recognition policy for each element.

Revenues recognized on contracts for which billings have not yet been presented to customers are included in accounts receivable in the accompanying balance sheets.

Deferred revenue relates to contracts for which customers pay in advance for services. Blair recognizes deferred revenue attributable to its service contracts as the service is delivered.

Cost of Revenue

Cost of revenue consists primarily of labor, consultant, subcontract, materials, travel expenses and an allocation of indirect costs attributable to the performance of the contract.

Accounts Receivable

An allowance for doubtful accounts is estimated and recorded based on Blair's historical bad debt experience and based on management's judgment. There were no receivables that management judged to be uncollectible at September 30, 2005 or December 31, 2004.

Property and Equipment

For financial statement purposes, property, equipment and leasehold improvements are recorded at cost and are depreciated using the straight-line method over a period of 3-7 years. When property or equipment is sold or otherwise disposed of, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in other income (expense). Repairs and maintenance are charged to expense in the period incurred.

Major Customers

Blair derives substantial revenue from businesses in need of information technology consulting and staffing services and grants credit to these customers in the normal course of business. Sales to its two largest customers represented 27% and 12% of total sales for the nine months ended September 30, 2005, and 34% and 17% for the nine months ended September 30, 2004, respectively.

Income Taxes

Blair is taxed as an S-Corporation under the Internal Revenue Code and applicable state statues. Under an S-Corporation election, the income of the corporation flows through to the stockholders to be taxed at the individual level rather than the corporate level. Accordingly, Blair will have no federal tax liability as long as the S-Corporation election is in effect.

2. Line of Credit

Blair has an available line of credit with First National Bank of PA for $250,000. The line of credit bears interest at prime plus 0.25% and is secured by all assets of Blair. The line of credit has a maturity date of June 11, 2010. No amount was outstanding at September 30, 2005.

3. Research and Development Costs

The costs of materials and labor related to research and development activities that have alternative future uses were capitalized and are being amortized over their useful life of 60 months. Management periodically reviews and revises, when necessary, its estimate of the future benefit of these costs and expenses them if it deems there is no longer future benefit. As of September 30, 2005, these capitalized costs were $44,559. Amortization of theses costs, which began in October 2000, totaled $41,475 at September 30, 2005.

4. Related Party Transactions

Blair leases its administrative facility from KF Properties, a partnership, owned 100% by two of the stockholders of Blair. The terms of this lease, which expires on July 1, 2012 but which has four renewal periods of five years each, requires rent of $4,500 per month at the commencement of the lease (July 1, 1997) and automatically increases on an annual basis by 4%. This lease also contains a provision that the rent could be adjusted upward in August 1999 and again in August 2004 to insure that the rent, at a minimum, equals the amount of debt service. The lessor has the right to adjust this lease at any time. As of July 2002, the 4% increase was waived and a decrease of $1,000 per month was authorized by the lessor. Lease payments under this lease amount to $51,172 for the twelve months ended December 31, 2004 and 2003. Lease payments for the nine months ended September 30, 2005 amounted to $38,379.

The following reflects the minimum lease payments required under the above operating lease for future periods.


               2005                        $12,793

               2006                         51,172

               2007                         51,172

               2008                         51,172

               2009                         51,172

               2010 and Thereafter        $127,930


5. Subsequent Events

On October 14, 2005, Paradigm Holdings, Inc., a Wyoming corporation ("Paradigm Holdings"), Paradigm Solutions International, Inc., a Maryland corporation and wholly-owned subsidiary of Paradigm Holdings ("PSI"), Blair Management Services, Inc. t/d/b/a Blair Technology Group, a Pennsylvania corporation ("Blair") and the shareholders of Blair (collectively, the "Shareholders") consummated a merger transaction pursuant to the terms of that certain Merger Agreement (the "Merger Agreement"), whereby Blair was merged with and into PSI. PSI is the surviving corporation and will continue its corporate existence under the laws of the State of Maryland as a wholly-owned subsidiary of Paradigm Holdings. Pursuant to the Merger Agreement, the Shareholders exchanged all of the issued and outstanding capital stock of Blair in exchange for (i) One Million Dollars (US $1,000,000) and (ii) five hundred thousand shares of common stock, par value $0.001 per share, of Paradigm Holdings (the "Shares"). Pursuant to the Merger Agreement and an Escrow Agreement entered into by the parties, sixty thousand (60,000) of the Shares will be held in escrow for a period of one (1) year from the date of closing subject to the terms and conditions of the Merger Agreement. In addition, under the terms of the Merger Agreement, Paradigm Holdings will issue to the Shareholders up to an additional 350,000 shares of common stock of Paradigm Holdings pursuant to an earn-out provision.

At the closing of the merger, PSI entered into employment agreements with Messrs. Kristofco, Duffy and Fochler, the three shareholders of Blair.